Exhibit 99

SECOND AMENDMENT AND CONSENT TO LETTER OF CREDIT AND
REIMBURSEMENT AGREEMENT

This SECOND AMENDMENT AND CONSENT, dated as of December 17, 2004 (this "Amendment"), is made by and among SYSTEM ENERGY RESOURCES, INC., an Arkansas corporation (the "Company"), and the banks listed on the signature pages of this Amendment as "Participating Banks" (such banks, together with their respective permitted assignees from time to time, being referred to herein, collectively, as the "Participating Banks").

PRELIMINARY STATEMENTS:

1. The Company, Union Bank of California, N.A., as Administrating Bank and as Funding Bank, Banc One Capital Markets, Inc., as Documentation Agent, KeyBank National Association, as Syndication Agent, and the Participating Banks previously entered into that certain Letter of Credit and Reimbursement Agreement, dated as of December 22, 2003, as amended by the Amendment to Letter of Credit and Reimbursement Agreement, dated as of December 22, 2003, and the First Amendment and Consent, dated as of May 3, 2004 (as so amended, the "Existing Agreement", and as amended by this Amendment, the "Amended Agreement", and as the Amended Agreement may hereafter be amended, supplemented or otherwise modified from time to time, the "Reimbursement Agreement").

2. The Company and the Participating Banks now wish to amend the Existing Agreement in certain particulars. The Company and the Participating Banks have agreed to such amendments, on the terms and conditions set forth herein. The parties hereto therefore agree as follows (capitalized terms used but not defined herein having the meanings assigned to such terms in the Existing Agreement):

SECTION 1.  Amendments to Existing Agreement. The Existing Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

(a) Preamble. The preamble to the Existing Agreement is hereby amended in its entirety to read as follows:

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT, dated as of December 22, 2003, among SYSTEM ENERGY RESOURCES, INC., an Arkansas corporation (the "Company"), UNION BANK OF CALIFORNIA, N.A., as administrating bank (in such capacity, the "Administrating Bank"), UNION BANK OF CALIFORNIA, N.A., as issuer of the Letters of Credit (as defined below) (in such capacity, the "Funding Bank"), KEYBANK NATIONAL ASSOCIATION, as syndication agent (in such capacity, the "Syndication Agent"), BNP PARIBAS and WACHOVIA BANK, NATIONAL ASSOCIATION, as co-documentation agents (in such capacity, the "Co-Documentation Agents" and, together with the Syndication Agent and the Administrating Bank, collectively referred to as the "Agents"), and the banks listed on the signature pages hereof under the heading "Participating Banks" and the other banks from time to time party to this Agreement (each, a "Participating Bank" and, collectively, the "Participating Banks").

(b) Applicable Rate. The pricing table set forth in the definition of "Applicable Rate" contained in Section 1 of the Existing Agreement is hereby amended in its entirety to read as follows:

	Index Debt Ratings	Eurodollar Spread	Participation Fee Rate	Commitment Fee Rate
Category 1	A3 or higher/A- or Higher	0.500%	0.500%	0.075%
Category 2	Baa1/BBB+	0.625%	0.625%	0.100%
Category 3	Baa2/BBB	0.875%	0.875%	0.150%
Category 4	Baa3/BBB-	1.000%	1.000%	0.200%
Category 5	Ba1 or lower/BB+ or Lower	1.875%	1.875%	0.325%

(c) Disclosure Documents. The definition of "Disclosure Documents" contained in Section 1 of the Existing Agreement is hereby amended in its entirety to read as follows:

"Disclosure Documents" means the following documents, all of which have been furnished to the Banks: (i) the Annual Report on Form 10-K with respect to Entergy, the Company and the Operating Companies for the year ended December 31, 2002; (ii) the Quarterly Report on Form 10-Q with respect to Entergy, the Company and the Operating Companies for the quarter ended September 30, 2003; (iii) the Annual Report on Form 10-K with respect to Entergy, the Company and the Operating Companies for the year ended December 31, 2003; and (vi) the Quarterly Report on Form 10-Q with respect to Entergy, the Company and the Operating Companies for the quarter ended September 30, 2004.

(d) Stated Expiration Date. The definition of "Stated Expiration Date" contained in Section 1 of the Existing Agreement is hereby amended in its entirety to read as follows:

"Stated Expiration Date" means May 29, 2009, as such date may be extended from time to time pursuant to Section 19 hereof.

(e) Successors. Section 1(b) of the Existing Agreement is hereby amended by adding the following new sentence at the end thereof:

Any reference herein to any Person shall be construed to include such Person's successors and permitted assigns.

(f) Equity Interests. Section 13(xiv) of the Existing Agreement is hereby amended in its entirety to read as follows:

(xiv) Entergy shall cease to own, directly or indirectly, free and clear of all Liens whatsoever, all of the common stock equity, voting stock and other voting equity interests (including, without limitation, limited liability company membership interests) of any of the Company, EAI, ELI, EMI or ENOI (other than (a) non-voting preferred stock and other non-voting preferred equity interests (including, without limitation, non-voting limited liability company membership interests that are entitled to distributions prior to the payment of distributions with respect to other limited liability company membership interests) of any such Person which has or may have only limited voting rights upon the occurrence of any default or other contingency and (b) voting preferred stock and other voting preferred equity interests (including, without limitation, voting limited liability company membership interests that are entitled to distributions prior to the payment of distributions with respect to other limited liability company membership interests) of any such Person having not more than 30% of the total voting power of all voting capital stock and other voting equity interests (including, without limitation, voting limited liability company membership interests) of such Person).

(g) Agents. The last sentence of Section 24(b) of the Existing Agreement is hereby amended in its entirety to read as follows:

None of the Syndication Agent or the Co-Documentation Agents shall have any duties or obligations in such capacity under any of the Transaction Documents.

(h) Schedule of Participating Banks' Risk Percentages. Schedule 1 to the Existing Agreement is hereby deleted in its entirety and the new Schedule 1 attached hereto is hereby substituted therefor.

SECTION 2.  Consent to Amendment to Letters of Credit and Amendment to Availability Agreement Assignment. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, (a) the Company and the Participating Banks hereby consent to, and authorize the Funding Bank to execute and deliver to the applicable Owner Participant, an amendment to each Letter of Credit in substantially the form of Exhibit B attached hereto, and (b) the Participating Banks hereby consent to, and authorize the Administrating Bank to execute and deliver, an amendment to the Availability Agreement Assignment in substantially the form of Exhibit C attached hereto.

SECTION 3.  Conditions of Effectiveness. This Amendment shall become effective as of the date hereof when, and only when, the Administrating Bank shall have received: (a) counterparts of this Amendment executed by the Company and each of the Participating Banks (in sufficient quantity for each party to have a fully executed original), (b) for the account of each Participating Bank, an amendment fee equal to 0.20% of the product of (i) such Participating Bank's Participation Percentage and (ii) the Aggregate Maximum Credit Amount, payable in immediately available funds, and (c) all of the following documents, each document being dated the date of receipt thereof by the Administrating Bank (which date shall be the same for all such documents), in form and substance satisfactory to the Administrating Bank:

    An opinion of Thelen Reid & Priest LLP, as New York counsel to the Company.

    An opinion of Friday, Eldredge & Clark, LLP, as Arkansas counsel to the Company.

    Copies of the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance by the Company of this Amendment, certified by the Secretary or an Assistant Secretary of the Company (which certificate shall state that such resolutions are in full force and effect as of such date and have not been modified, rescinded or amended since the date of adoption thereof).

    Certified copies of all approvals, authorizations, orders or consents of, or notices to or registrations with, any governmental body or agency required for the Company to execute, deliver and perform its obligations under this Amendment.

    Certificates as to the good standing of the Company, as of a recent date, from the Secretary of State of the State of Arkansas and the Secretary of State of the State of Mississippi.

    A certificate of the Secretary or Assistant Secretary of the Company certifying (A) that attached thereto is a true and complete copy of the by-laws of the Company as in effect on such date and at all times since a date prior to the date of the resolutions described in clause (iii) above, (B) that (x) attached thereto is a true and complete copy of the certificate or articles of incorporation, including all amendments thereto, of the Company and (y) such certificate or articles of incorporation have not been amended since the date of the last amendment thereto, and (C) as to the incumbency and specimen signature of each officer executing this Amendment or any other document or certificate delivered in connection herewith on behalf of the Company; together with a certificate of another officer of the Company as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the foregoing certificate.

    The consent of Entergy Corporation, Entergy Arkansas, Inc., Entergy Louisiana, Inc., Entergy Mississippi, Inc. and Entergy New Orleans, Inc., in substantially the form of Exhibit A hereto, duly executed by an authorized officer thereof.

    A certificate of a duly authorized officer of the Company (the statements in which shall be true) stating that (A) the representations and warranties contained in Section 10 of the Amended Agreement are true and correct on and as of such date as though made on and as of such date, and (B) no Reimbursement Default, Prepayment Event, Event of Default, Indenture Event of Default, Event of Loss or Deemed Loss Event has occurred and is continuing and no Reimbursement Default, Prepayment Event, Event of Default, Indenture Event of Default, Event of Loss or Deemed Loss Event will result from the execution, delivery and performance of this Amendment or the consummation of the transactions contemplated thereby.

SECTION 4.  Representations and Warranties of the Company. The Company represents and warrants as follows:

(a) The execution and delivery of this Amendment, and the performance by the Company of this Amendment and the Amended Agreement, have been duly authorized by all necessary corporate action on its part and do not, and will not, require the consent or approval of its shareholders, or any trustee or holder of any Indebtedness or other obligation of it.

(b) The execution and delivery of this Amendment, and the performance by the Company of this Amendment and the Amended Agreement, do not conflict with, or result in a breach or contravention of any of the provisions of, its charter or by-laws or any Applicable Law, or any indenture, mortgage, lease or any other agreement or instrument to which it or any of its Affiliates is a party or by which its property or the property of any of its Affiliates is bound, or result in the creation or imposition of any Lien (other than Liens permitted under Section 12(e) of the Reimbursement Agreement) upon any of its property or the property of any of its Affiliates. This Amendment has been duly executed and delivered by the Company.

(c) No Governmental Action is or will be required in connection with the execution, delivery or performance by the Company of this Amendment, except such Governmental Actions as have been duly obtained, given or accomplished.

(d) Each of this Amendment and the Amended Agreement is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, however, to the application by a court of general principles of equity and to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' or lessors' rights generally.

(e) The consolidated balance sheets of the Company, Entergy and each of EAI, EMI, ELI, and ENOI as at December 31, 2003, and the related consolidated statements of income, retained earnings and changes in financial position certified by Deloitte & Touche LLP, independent public accountants, and the most recent consolidated balance sheets of such companies and the related consolidated statements of income and changes in financial position which have been furnished to each Bank, present fairly the consolidated financial position of such companies as at such dates and the consolidated results of the operations of such companies for the periods ended on such dates, in accordance with generally accepted accounting principles consistently applied.

(f) The representations and warranties contained in Section 10 of the Amended Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date.

(g) No event has occurred and is continuing, or would result from the execution and delivery of this Amendment, that constitutes an Event of Default, Reimbursement Default, Prepayment Event or Indenture Event of Default.

SECTION 5.  Reference to and Effect on the Reimbursement Agreement. (a) Upon the effectiveness of this Amendment, each reference in the Existing Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Existing Agreement shall mean and be a reference to the Amended Agreement.

(b) Except as specifically amended above, the Existing Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrating Bank, the Funding Bank or the Participating Banks under the Existing Agreement or any other Transaction Document, nor constitute a waiver of any provision of the Existing Agreement or any other Transaction Document.

(d) This Amendment is subject to the provisions of Section 14 of the Existing Agreement.

SECTION 6.  Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. In furtherance of the foregoing, it is understood and agreed that signatures hereto submitted by facsimile transmission shall be deemed to be, and shall constitute, original signatures.

SECTION 7.  Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of the New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SYSTEM ENERGY RESOURCES, INC.

By:_________________________________

Name:
Title:

Participating Banks

UNION BANK OF CALIFORNIA, N.A., as a Participating Bank

By:_________________________________

Name:
Title:

JPMORGAN CHASE BANK (as successor to Bank One, NA (Main Office-Chicago)), as a Participating Bank

By:_________________________________

Name:
Title:

KEYBANK NATIONAL ASSOCIATION, as a Participating Bank and Syndication Agent

By:_________________________________

Name:
Title:

BNP PARIBAS, as a Participating Bank and Co-Documentation Agent

By:_________________________________

Name:
Title:

By:_________________________________

Name:
Title:

MIZUHO CORPORATE BANK, LTD., as a Participating Bank

By:_________________________________

Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Participating Bank and Co-Documentation Agent

By:_________________________________

Name:
Title:

THE BANK OF NOVA SCOTIA, as a Participating Bank

By:_________________________________

Name:
Title:

UFJ BANK LIMITED, NEW YORK BRANCH, as a Participating Bank

By:_________________________________

Name:
Title:

BANK HAPOALIM B.M., as a Participating Bank

By:_________________________________

Name:
Title:

EXHIBIT A

CONSENT

Each of (a) Entergy Corporation ("Entergy"), as a party to that certain Thirty-Fifth Supplementary Capital Funds Agreement and Assignment, dated as of December 22, 2003, among Entergy, System Energy Resources, Inc. (the "Company") and Union Bank of California, N.A., as Administrating Bank, and (b) Entergy Arkansas, Inc., Entergy Louisiana, Inc., Entergy Mississippi, Inc. and Entergy New Orleans, Inc., each as a "System Operating Company" under that certain Thirty-Fifth Assignment of Availability Agreement, Consent and Agreement, dated as of December 22, 2003, among such System Operating Companies, the Company and the Administrating Bank, (i) hereby consents to the Second Amendment and Consent, dated as of December 17, 2004 (the "Second Amendment"), to the Letter of Credit and Reimbursement Agreement, dated as of December 22, 2003, as amended by the Amendment to Letter of Credit and Reimbursement Agreement, dated as of December 22, 2003, and the First Amendment and Consent thereto, dated as of May 3, 2004 (as so amended, the "Reimbursement Agreement", the terms defined therein being used herein as therein defined), among the Company, Union Bank of California, N.A., as Administrating Bank and Funding Bank, KeyBank National Association, as Syndication Agent, Banc One Capital Markets, Inc., as Documentation Agent, and the Participating Banks named therein, and (ii) hereby confirms and agrees that each Collateral Agreement (as amended through the date hereof) to which it is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects except that, on and after the effective date of the Second Amendment, each reference in such Collateral Agreement to "the Reimbursement Agreement", "thereunder", "thereof" or words of like import referring to the Reimbursement Agreement shall mean and be a reference to the Reimbursement Agreement, as amended by the Second Amendment.

December 17, 2004

 ENTERGY CORPORATION

By_______________________________

Name:
Title:

ENTERGY ARKANSAS, INC.
ENTERGY LOUISIANA, INC.
ENTERGY MISSISSIPPI, INC.
ENTERGY NEW ORLEANS, INC.

By_______________________________

Name:
Title:

EXHIBIT B

FORM OF AMENDMENT TO LETTERS OF CREDIT

AMENDMENT NO. 2 TO IRREVOCABLE TRANSFERABLE
LETTER OF CREDIT NO. [306S235347] [306S235348]

December 17, 2004

[RCMC I, Inc.
1300 Market Street, Suite 400
Wilmington, Delaware 19801
Attn: Ms. Eileen A. Moran, President]

[Textron Financial Corporation
40 Westminster Street
Providence, Rhode Island 02940
Attn: General Counsel]

Ladies and Gentlemen:

At the request and on the instructions of our customer, System Energy Resources, Inc., an Arkansas corporation, we hereby amend our Irrevocable Transferable Letter of Credit No. [306S235347] [306S235348], dated December 22, 2003, as amended by Amendment No. 1 thereto, dated May 4, 2004, established in your favor (the "Letter of Credit"), as follows:

1. Clause (x) in paragraph 7(a) of the Letter of Credit is hereby amended by deleting the date "May 30, 2007" in its entirety and substituting therefor the new date "May 29, 2009".

2. The defined term "Stated Expiration Date" contained in Schedule I to the Letter of Credit is hereby amended in its entirety to read as follows:

"Stated Expiration Date" means May 29, 2009.

3. Schedule II to the Letter of Credit is hereby deleted in its entirety and the new Schedule II attached hereto is hereby substituted therefor.

4. Clause (xiv) contained in Schedule III to the Letter of Credit is hereby amended in its entirety to read as follows:

(xiv) Entergy shall cease to own, directly or indirectly, free and clear of all Liens whatsoever, all of the common stock equity, voting stock and other voting equity interests (including, without limitation, limited liability company membership interests) of any of the Company, EAI, ELI, EMI or ENOI (other than (a) non-voting preferred stock and other non-voting preferred equity interests (including, without limitation, non-voting limited liability company membership interests that are entitled to distributions prior to the payment of distributions with respect to other limited liability company membership interests) of any such Person which has or may have only limited voting rights upon the occurrence of any default or other contingency and (b) voting preferred stock and other voting preferred equity interests (including, without limitation, voting limited liability company membership interests that are entitled to distributions prior to the payment of distributions with respect to other limited liability company membership interests) of any such Person having not more than 30% of the total voting power of all voting capital stock and other voting equity interests (including, without limitation, voting limited liability company membership interests) of such Person); or

This Amendment shall become effective upon your delivery to us of your written acceptance of this Amendment.

Upon the effectiveness of this Amendment, each reference in the Letter of Credit to "this Letter of Credit", "hereof", "herein" or words of like import referring to the Letter of Credit shall mean and be a reference to the Letter of Credit as amended by this Amendment.

All other terms and conditions set forth in the Letter of Credit remain unchanged. This letter forms an integral part of the Letter of Credit and is to be attached to the original Letter of Credit.

This Amendment shall be governed by the Uniform Customs and Practice for Documentary Credits (revision effective January 1, 1994), International Chamber of Commerce Publication No. 500, and, as to matters not covered therein, be governed by the laws of the State of New York, including without limitation the Uniform Commercial Code as in effect in such State.

Very truly yours,

UNION BANK OF CALIFORNIA, N.A.

By_______________________________

Name:
Title:

The undersigned hereby consents
to the foregoing Amendment No. 2
as of the date first above written:

[RCMC I, INC.] [TEXTRON FINANCIAL CORPORATION]

By___________________________
Name:
Title:

SCHEDULE II

RCMC I, Inc.

Table of Maximum Drawing Amounts

Applicable Period	Maximum Drawing Amount
From December 22, 2003 to and including January 15, 2004	$158,136,888.84
From January 16, 2004 to and including July 15, 2004	$159,473,928.66
From July 16, 2004 to and including January 15, 2005	$159,476,544.74
From January 16, 2005 to and including July 15, 2005	$159,597,658.86
From July 16, 2005 to and including January 15, 2006	$161,546,191.84
From January 16, 2006 to and including July 15, 2006	$153,817,210.32
From July 16, 2006 to and including January 15, 2007	$155,915,634.88
From January 16, 2007 to and including July 15, 2007	$147,841,136.44
From July 16, 2007 to and including January 15, 2008	$150,100,919.00
From January 16, 2008 to and including July 15, 2008	$141,676,899.13
From July 16, 2008 to and including January 15, 2009	$144,110,870.81
From January 16, 2009 to and including May 29, 2009	$135,556,057.60

SCHEDULE II

Textron Financial Corporation

Table of Maximum Drawing Amounts

Applicable Period	Maximum Drawing Amount
From December 22, 2003 to and including January 15, 2004	$36,199,589.80
From January 16, 2004 to and including July 15, 2004	$36,344,542.95
From July 16, 2004 to and including January 15, 2005	$36,515,236.09
From January 16, 2005 to and including July 15, 2005	$36,453,795.29
From July 16, 2005 to and including January 15, 2006	$35,580,460.73
From January 16, 2006 to and including July 15, 2006	$34,692,157.31
From July 16, 2006 to and including January 15, 2007	$35,033,434.72
From January 16, 2007 to and including July 15, 2007	$33,307,429.80
From July 16, 2007 to and including January 15, 2008	$33,711,906.33
From January 16, 2008 to and including July 15, 2008	$34,234,176.11
From July 16, 2008 to and including January 15, 2009	$34,904,266.57
From January 16, 2009 to and including May 29, 2009	$35,714,298.68

SCHEDULE 1

Participating Bank	Participation Percentage
Union Bank of California, N.A.	12.85531877%
KeyBank National Association	12.62234664%
BNP Paribas	12.62234664%
Wachovia Bank, National Association	12.62234664%
Mizuho Corporate Bank, Ltd.	11.61255891%
The Bank of Nova Scotia	10.09787732%
UFJ Bank Limited, New York Branch	10.09787732%
JPMorgan Chase Bank	9.89591977%
Bank Hapoalim B.M.	7.57340799%